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                                                                    EXHIBIT 99.2

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1995-A

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
Distribution Date of:                                                15-Mar-00
Determined as of:                                                    09-Mar-00
For the Monthly Period Ending:                                       29-Feb-00
Days in Interest Period (30/360)                                            30
Days in Interest Period (Actual/360)                                        29


                                                                     Beginning               Ending               Change
                                                                     ---------               ------               ------
Pool Balance (Principal)                                      4,134,989,349.14     4,064,132,311.96       (70,857,037.18)
Excess Funding Account                                                    0.00                 0.00                 0.00

Invested Amount                                                 380,000,000.00       380,000,000.00                 0.00
Class A Invested Amount                                         357,200,000.00       357,200,000.00                 0.00
Class B Invested Amount                                          22,800,000.00        22,800,000.00                 0.00

Principal Funding Account                                       119,066,666.67       178,600,000.00        59,533,333.33

Adjusted Invested Amount                                        260,933,333.33       201,400,000.00       (59,533,333.33)
Class A Adjusted Invested Amount                                238,133,333.33       178,600,000.00       (59,533,333.33)
Class B Adjusted Invested Amount                                 22,800,000.00        22,800,000.00                 0.00
Enhancement Invested Amount                                               0.00                 0.00                 0.00

Reserve Account                                                   1,900,000.00         1,900,000.00                 0.00

Available Cash Collateral Amount                                 27,284,000.00        21,926,000.00        (5,358,000.00)
Available Shared Collateral Amount                               23,484,000.00        18,126,000.00        (5,358,000.00)
Spread Account                                                   11,400,000.00        11,400,000.00                 0.00

Servicing Base Amount                                           260,933,333.33       201,400,000.00       (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                  7.75%
Principal Allocation Pct                                                 9.19%
Class A Floating Pct                                                    92.89%
Class B Floating Pct                                                     7.11%
Class A Principal Pct                                                   94.00%
Class B Principal Pct                                                    6.00%

                                                                        Series
Allocations                                         Trust               1995-A               Class A              Class B
-----------                              -------------------------------------------------------------------------------------
Principal Collections                          456,467,485.57         41,948,752.43        39,431,827.29         2,516,925.15

Finance Charge Collections                      75,092,671.87          5,819,772.73         5,405,717.75           414,054.98
PFA Investment Proceeds                                    NA            303,887.66           303,887.66                 0.00
Reserve Account Draw                                       NA            306,329.01           306,329.01                 0.00
                                                                        -----------          -----------                ----
Available Funds                                                        6,429,989.40         6,015,934.42           414,054.98

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                     395,833.33           367,671.28            28,162.06
Monthly Interest                                                       1,950,350.00         1,830,650.00           119,700.00
Monthly Servicing Fee                                                     54,361.11            50,493.52             3,867.59
Defaulted Amounts                               29,277,249.96          2,269,022.22         2,107,589.81           161,432.41
                                                                      -------------        -------------          ----------
                                                                       4,669,566.66         4,356,404.61           313,162.06

Excess Spread                                                          1,921,855.14         1,659,529.81           262,325.33
Required Amount                                                                0.00                 0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                             6,397.72
Risk-Free Fee                                                                                   2,755.00
Interest on CCA Draw                                                                                0.00
Monthly Cash Collateral Fee                                                                     9,152.72
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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                   6.56%
Principal Payment Rate Calculation                                                                  11.49%
Calculated Current Month's Spread Account Cap                                                        3.00%
Spread Account Cap Adjustment                                                                        0.00%
Applicable Spread Account Cap Percentage                                                             3.00%
Beginning Cash Collateral Amount                                                             27,284,000.00
Required Cash Collateral Amount                                                              21,926,000.00
Cash Collateral Account Draw                                                                          0.00
Cash Collateral Account Surplus                                                               5,358,000.00
Beginning Spread Account Balance                                                             11,400,000.00
Required Spread Account Amount                                                               11,400,000.00
Required Spread Account Draw                                                                          0.00
Required Spread Account Deposit                                                                       0.00
Spread Account Surplus                                                                                0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                    3
Controlled Accumulation Amount                                                               59,533,333.33
Required PFA Balance                                                                        178,600,000.00
Beginning PFA Balance                                                                       119,066,666.67
Controlled Deposit Amount                                                                    59,533,333.33
Available Investor Principal Collections                                                     44,217,774.65
Principal Shortfall                                                                          15,315,558.68
Shared Principal to Other Series                                                                      0.00
Shared Principal from Other Series                                                           15,315,558.68
Class A Monthly Principal                                                                    59,533,333.33
Class B Monthly Principal                                                                             0.00
Monthly Principal                                                                            59,533,333.33
PFA Deposit                                                                                  59,533,333.33
PFA Withdrawal                                                                                        0.00
Ending PFA Balance                                                                          178,600,000.00
Principal to Investors                                                                                0.00
Ending Class A Invested Amount                                                              357,200,000.00
Ending Class B Invested Amount                                                               22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                               10.71%
Revolving Investor Interest                                                                 630,000,000.00
Class A Invested Amount                                                                     357,200,000.00
Available Principal                                                                          67,452,497.06
Class A Accumulation Period Length                                                                       6

Reserve Account
---------------
Available Reserve Account Amount                                                              1,900,000.00
Covered Amount                                                                                  610,216.67
Reserve Draw Amount                                                                             306,329.01
Portfolio Yield                                                                                     13.57%
Reserve Account Factor                                                                              50.00%
Portfolio Adjusted Yield                                                                             7.44%
Reserve Account Funding Period Length                                                                    3
Reserve Account Funding Date                                                                     15-Oct-99
Weighted Average Coupon                                                                              6.16%
Required Reserve Account Amount                                                               1,900,000.00
Reserve Account Surplus                                                                               0.00
Required Reserve Account Deposit                                                                297,534.91
Portfolio Yield - 3 month average                                                                   15.39%
Base Rate - 3 month average                                                                          7.85%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                    7.54%
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*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation
Percentage is based on the Adjusted Invested Amount as of the last day of the
Monthly Period preceding the current Monthly Period.